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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K for the fiscal year ended December 31, 1998 into Intelligent Systems Corporation's previously filed Registration Statements on Form S-8 (File No. 33-99432 and No. 333-32157).

                                                            Arthur Andersen LLP

Atlanta, Georgia
April 20, 1999